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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): January 5, 2005

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

            CANADA                      001-15503                      N/A
(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer
     Incorporation)                                          Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                    K2K-3G1
     (Address of Principal Executive Offices)                        (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

      On January 5, 2005, the Company announced that it would be holding an Annual User Conference in March 2005. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      99.1  Press Release issued on January 5, 2005 by the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORKSTREAM INC.

Dated:  January 7, 2005                By: /s/ Michael Mullarkey
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                                           Name:  Michael Mullarkey
                                           Title:   Chief Executive Officer

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                                  Exhibit Index

Exhibit No.     Description

99.1            Press Release issued on January 5, 2005 by Workstream Inc.